Exhibit 99.2

Goldman Sachs 46 th Annual Global Healthcare Conference June 11, 2025 © 2025 NOVAVAX. All rights reserved.

2 Cautionary Note Regarding Forward - Looking Statements © 2025 NOVAVAX. All rights reserved. This presentation includes forward - looking statements . These forward - looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning . These forward - looking statements address various matters including Novavax’s corporate strategy and operating plans, objectives and prospects ; its value drivers and near - term priorities ; its partnerships, including expectations with respect to potential royalties, milestones, reimbursement, and plans for additional potential partnering activities such as the potential for Novavax's CIC and stand - alone influenza vaccine to be used with a partner in a registrational phase 3 program ; our expectations regarding manufacturing capacity, timing, production and delivery for its COVID - 19 vaccine ; the transition of the lead responsibility for commercialization of our COVID - 19 vaccine to Sanofi beginning with the 2025 - 2026 vaccination season ; the development of Novavax's clinical and preclinical product candidates and innovation expansion opportunities, including with respect to new Matrix formulations ; the conduct, timing and potential results from clinical trials and other preclinical studies ; scope, timing and outcome of future and pending regulatory filings and actions ; expectations as to potential future revenue generation ; our combined annual R&D and SG&A expenses for 2025 , 2026 and 2027 , and our cost structure ; negotiations regarding Novavax’s existing advance purchase agreements ; and Novavax’s future financial or business performance . Novavax cautions that these forward - looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . These risks and uncertainties include, without limitation, challenges or delays in obtaining regulatory authorization for its COVID - 19 vaccine, including for future COVID - 19 variant strain changes, its CIC vaccine candidate, its stand - alone influenza vaccine candidate or other product candidates ; Novavax’s ability to coordinate with Sanofi in order to successfully and timely manufacture, market, distribute, or deliver its COVID - 19 vaccine ; challenges related to Novavax’s partnership with Sanofi and in pursuing additional partnership opportunities ; challenges satisfying, alone or together with partners, various safety, efficacy, and product characterization requirements, including those related to process qualification, assay validation and stability testing, necessary to satisfy applicable regulatory authorities ; challenges or delays in conducting clinical trials or studies for its product candidates ; manufacturing, distribution or export delays or challenges ; Novavax’s substantial dependence on Serum Institute of India Pvt . Ltd . and Serum Life Sciences Limited for co - formulation and filling Novavax’s COVID - 19 vaccine and the impact of any delays or disruptions in their operations ; difficulty obtaining scarce raw materials and supplies including for its proprietary adjuvant ; resource constraints, including human capital and manufacturing capacity ; constraints on Novavax’s ability to pursue planned regulatory pathways, alone or with partners ; challenges in implementing its global restructuring and cost reduction plan ; Novavax’s ability to timely deliver doses ; challenges in obtaining commercial adoption and market acceptance of its COVID - 19 vaccine or any COVID - 19 variant strain containing formulation, or for its CIC vaccine candidate and stand - alone influenza vaccine candidate or other product candidates ; challenges meeting contractual requirements under agreements with multiple commercial, governmental, and other entities, including requirements to deliver doses that may require Novavax to refund portions of upfront and other payments previously received or result in reduced future payments pursuant to such agreements and challenges in amending or terminating such agreements ; challenges related to the seasonality of vaccinations against COVID - 19 or influenza ; challenges related to the demand for vaccinations against COVID - 19 or influenza ; challenges in identifying and successfully pursuing innovation expansion opportunities, including with respect to Novavax’s Matrix - M adjuvant ; Novavax’s expectations as to expenses and cash needs may prove not to be correct for reasons such as changes in plans or actual events being different than its assumptions ; and the risks identified under the heading “Risk Factors” in Novavax’s most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q, as well as subsequent filings with the Securities and Exchange Commission . Novavax cautions investors not to place considerable reliance on the forward - looking statements contained in this presentation . Investors are encouraged to read Novavax’s filings with the Securities and Exchange Commission, available at www . sec . gov and on our website at www . novavax . com , for a discussion of these and other risks and uncertainties . The forward - looking statements in this presentation speak only as of the date of this presentation, and Novavax undertakes no obligation to update or revise any of these statements . Novavax's business is subject to substantial risks and uncertainties, including those referenced above . Investors, potential investors, and others should give careful consideration to these risks and uncertainties . Novavax TM (and all associated logos) is a trademark of Novavax, Inc . Matrix - M ® is a trademark of Novavax AB .

Corporate Growth Strategy New Corporate Growth Strategy is Designed to Deliver Value Through R&D and Partnerships In - house early - stage R&D to build a pipeline of high - value assets using our proven technology Partnerships to drive value creation for our R&D assets and for Matrix - M ® Strategic Priorities One Operating Model 1 2 1 2 3 Optimize our Sanofi partnership Leverage our technology platform and pipeline to forge additional partnerships Lean and focused R&D and business development operating model  3 © 2025 NOVAVAX. All rights reserved. Advance our technology platform and early - stage pipeline

4 1st product launch in 2022 WHO authorization of R21/Matrix - M ® malaria vaccine with Oxford University and Serum Institute of India New corporate growth strategy unveiled 2024 2023 Forward Evolution of Business Model to Focus on R&D and Diversified Partnerships COVID - 19 vaccine launched in multiple markets  New  leadership in 2023  New CEO and  executive team restructure   2nd product launch in 2023 Sanofi partnership  announced May 2024 Collaboration and licensing agreement with multiple potential revenue streams Focus on driving value through R&D and partnerships/collaborations  Strong Foundation with Future Focus on Innovating and Partnering Our Technology Platform 2020 - 2022 Vertically Integrated Commercial Company with Singular Focus on COVID - 19 © 2025 NOVAVAX. All rights reserved. Evolution of Business Model to Focus on R&D and Diversified Partnerships

Technology Platform Fuels Innovation and Partnerships

Recombinant Protein-based Nanoparticle



Our recombinant protein-based nanoparticle is **highly immunogenetic and efficacious.**[1]

CLINICALLY PROVEN

Helps immune system recognize a virus from different angles, improving immune response

Reassuring safety profile[1]

Refrigerator-stable

Well-suited for development of combination vaccines

Greater dose of antigen in a safe and targeted manner

Disease-agnostic and adaptable

+

Matrix-M® Adjuvant



Our proprietary adjuvant can be added to vaccines to help induce a **stronger, more potent and longer-lasting immune response.**[2]

CLINICALLY PROVEN

Excellent tolerability

Favorable safety profile in clinical trials[2,3]

Allow use of a lower dose of antigen that is still effective[2]

Reduce the cost of production by using less antigen product when manufacturing[2]

Potentially enable new vaccines to be developed for certain poorly immunogenic pathogens

1.Dunkle LM, Kotloff KL, Gay CL *et al.* Efficacy and Safety of NVX-CoV2373 in Adults in the United States and Mexico. *New England Journal of Medicine*, 386(6), 531-543 (2022).
2.Heath PT, Galiza EP, Baxter DN *et al.* Safety and Efficacy of the NVX-CoV2373 COVID-19 Vaccine at Completion of the Placebo-Controlled Phase of a Randomized Controlled Trial. *Clinical Infectious Diseases*, (2022)
3.Áñez. Safety, Immunogenicity, and Efficacy of the NVX-CoV2373 COVID-19 Vaccine in Adolescents. JAMA Netw Open. Published April 26, 2023. doi:10.1001/jamanetworkopen.2023.9135

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STRATEGIC PRIORITY 1 Optimize our Sanofi Partnership © 2025 NOVAVAX. All rights reserved. 6

Sanofi P artnership has the Potential to Drive Growth Through Multiple Revenue Streams 7 License to co - commercialize Novavax’s current stand - alone adjuvanted COVID - 19 vaccine worldwide* License to Novavax’s adjuvanted COVID - 19 vaccine for use in combination with Sanofi’s flu and other vaccines Non - exclusive license to use the Matrix - M ® adjuvant in vaccine products Sanofi took a minority (<5%) equity investment in Novavax * Except in countries with existing Advance Purchase Agreements and in India, Japan, and South Korea where Novavax has existi ng partnership agreements Future partnerships will further validate our technology platform and have the potential to provide significant opportunity to drive value creation, increase access to our technology and benefit global health © 2025 NOVAVAX. All rights reserved.

Sanofi Partnership Has the Potential to Provide Durable Cash Flows Over Time

1

Payment Type	Expected Event Timing*	Line Item	Amount ($M)	Related To
Upfront Payment and Equity Investment (~$570 Million)	Q2 2024	License, Royalties & Other	$500 ✓	$500M upfront payment received in Q2 2024 o $424M recognized in 2024 o $76M amortized over the performance period through 2026
	Q2 2024	Balance Sheet	~$70 ✓	Equity investment
Milestones ($700 Million)	Q4 2024	License, Royalties & Other	$50 ✓	Pediatric database lock – revenue recognition amortized over performance period through 2026
	Q2 2025		$175 ✓	BLA Approval
	2025		$25	Transfer of U.S. market authorization
	2025		$25	Transfer of EU market authorization
	Late 2026		$75	Technology transfer completed
	Per Sanofi development plan		$125	Initiation of Phase 3 trial of Sanofi influenza-COVID-19 program
			$225	First commercial sale of Sanofi combination product
Royalties	2025 & forward	License, Royalties & Other	High Teens to low Twenties %	Nuvaxovid tiered net product sales royalty
	Per Sanofi development plan	License, Royalties & Other	Mid-single digits to sub teens %	Sanofi influenza-COVID-19 & other combination products tiered net product sales royalty
Cost Reimbursement	2025 - 2026	License, Royalties & Other	Variable	Product supply, select R&D activities and technology transfer during the performance period through 2026

In addition, Novavax is eligible to receive economics under the Matrix-M® license agreement

New vaccines using Matrix-M: Launch and sales milestones of up to $200M plus mid-single digits royalties

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*Company estimate of when event may occur rather than when payment becomes due
1. Sanofi may select the first four of such products without having to pay these milestones

© 2025 NOVAVAX. All rights reserved.
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COVID Continues to Cause Severe Illness 9 Cumulative COVID hospitalizations rates are ~4x higher than flu 1 © 2025 NOVAVAX. All rights reserved. 1. Respiratory Virus Hospitalization Surveillance Network (RESP - NET) 2. CDC FluVax View, 2023 - 24 3. CDC CovidVax View, 2023 - 24 Yet COVID vaccine coverage rates are less than half of those of flu vaccines 45% 22% Flu COVID-19 Cumulative hospitalization rate in adults aged 65+ years in the US, 2023 - 24 season COVID - 19 and Flu vaccination rates among US adults 18+ 2023 - 24 season 2,3 Underscores Need for COVID Vaccinations and Significant Market Potential

10 Nuvaxovid Tolerability: Real World Evidence - A Consistent, Clear Differentiator versus mRNA Vaccines © 2025 NOVAVAX. All rights reserved. % of Participants with events within 2 days (IPTW adjusted) 0% 20% 40% 60% 80% 100% Fever Fatigue Malaise Muscle pain Joint pain Nausea/vomiting Headache 0% 20% 40% 60% 80% 100% Pain Tenderness Erythema Swelling mRNA Novavax Local Systemic (Lower is better) 1.Based on average symptom experienced by patients in the SHIELD - Utah study. Novavax recipients experienced 1.7 symptoms versus 2.8 systemic symptoms in Pfizer - BioNTech recipients. Rousculp et al., 2025. ESCMID presentation. 2. Rousculp et al., 2024. doi : 10.3390/vaccines12070802 3 . Rousculp et al., 2025. ESCMID presentation. 4 . Ryan et al., 2019. doi : 10.1016/j.heliyon.2019.e02604 o 2019nCoV - 406: mRNA platforms are more reactogenic . 2 o Avoiding unwanted side effects can have positive impacts on people’s lives. 3 o Historically, reactogenicity concerns have driven vaccine refusal. 4 o The Novavax protein - based platform, with Matrix - M adjuvant , addresses those concerns: fewer side effects with reduced severity . Nuvaxovid recipients experienced approximately 39% fewer symptoms 1

STRATEGIC PRIORITY 2 Leverage our Technology Platform and Pipeline to Forge Additional Partnerships © 2025 NOVAVAX. All rights reserved. 11

Value Generation Through Existing Partnerships

STRATEGIC PRIORITY 2

Therapeutic Area	Candidate	Preclinical	Phase 1	Phase 2	Phase 3	Authorized Use	Partner
Developed by partners leveraging Novavax technology							
Parasitic diseases **Malaria**	**R21/Matrix-M® adjuvant**[1]	Matrix-M				Authorized Use	SII
Respiratory diseases **COVID-19 + seasonal influenza**	**RIV3 (FLUBLOK) - NCT06695130**[2]	Matrix-M	Phase 1/2				sanofi
Respiratory diseases **COVID-19 + seasonal influenza**	**TIV-HD (FLUZONE High-Dose) NCT06695117**[2]	Matrix-M	Phase 1/2				sanofi
Respiratory diseases **Additional Vaccines**	**Licensed rights to develop additional combination vaccines using our COVID-19 vaccine**						sanofi
Vaccines using our Matrix-M™ adjuvant	**Licensed rights to develop vaccines using our Matrix-M™ adjuvant**						sanofi

1. Commercialized by Serum Institute of India; Granted prequalification by the WHO and distributed by UNICEF to endemic countries in Africa.
2. Granted Fast Track designation in the U.S.

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Significant and Growing Interest in Matrix - M ® and our Technology Platform Early Partnerships with Expansion Potential • Multiple m aterial transfer agreements with leading pharma companies • Pre - clinical collaboration to explore Matrix - M in a partner cancer vaccine CURRENT PARTNERSHIPS © 2025 NOVAVAX. All rights reserved. 13 Potential Future Partnerships in Exploration Phase • Partnership preparedness for H5N1 avian pandemic influenza assets • Significant interest in partnering / out - licensing Matrix - M adjuvant

Administered to over 50,000 participants in clinical studies Wide Range of Antigens & Vaccine Platforms Studied (Novavax & Collaborators) 14 © 2025 NOVAVAX. All rights reserved. CONFIDENTIAL AND PROPRIETARY. 1. Stertman et al. Hum Vaccin Immunother . 2023 Dec 31;19(1):2189885. doi: 10.1080/21645515.2023.2189885 2. Van Wagoner N, et al. J Infect Dis . 2018 Nov 5;218(12):1890 – 1899. doi: 10.1093/ infdis /jiy415 3. Natama HM, et al. Lancet Infect Dis . 2024 Dec 10:S1473 – 3099(24)00752 - 7. doi: 10.1016/S1473 - 3099(24)00752 - 7 4. Silk SE, et al. Lancet Infect Dis . 2024 Oct;24(10):1105 – 1117. doi: 10.1016/S1473 - 3099(24)00312 - 8 5. Koraka P, et al. Vaccine . 2014 Jun;32(36):4644 - 4650 doi: 10.1016/j.vaccine.2014.06.058 6. Venkatraman N, et al. Vaccine . 2017 Oct 27;35(45):6208 – 6217. doi: 10.1016/j.vaccine.2017.09.028 Extensive Matrix - M Experience Across Platforms Future Opportunities (Novavax or Collaborators) • Combination Vaccines • mRNA Vaccines • Oncology • Other applications Purified recombinant proteins 1 - 5 • COVID - 19 – Ph3 • Malaria – Ph2b • HSV Type 2 – Ph2 • West Nile – pre - clinical • Rabies – pre - clinical Whole or detergent - split inactivated viruses 1 • Influenza – Ph1 Nanoparticles 1,7 - 10 • Influenza – Ph3 • COVID - 19 – Ph1/2 • Ebola – Ph1 • Epstein - Barr – Ph1 Virus - like particles 1,12 • Malaria – Ph3 • H7N9 – Ph1/2 Adenoviral - vectored vaccines 1,6 • Malaria – Ph2b • Influenza – pre - clinical Virosomes 1, 11 • H5N1 – Ph1 7. Fries L, et al. J Infect Dis . 2023 Sep 15;228(6):734 – 741. doi: 10.1093/ infdis /jiad163 8. Keech C, et al. N Engl J Med . 2020 Dec 10;383(24):2320 – 2332. doi: 10.1056/NEJMoa2026920 9. ClinicalTrials.gov identifier: NCT04645147. Active, not recruiting. Updated 2025 Mar 14. Accessed 2025 Apr 8. https://www.clinicaltrials.gov/study/NCT04645147 10. Shinde V, et al. Lancet Infect Dis . 2022 Jan;22(1):73 – 84. doi: 10.1016/S1473 - 3099(21)00192 - 4 11. Cox RJ, et al. Vaccine . 2011 Oct 19;29(45):8049 – 80 59. doi: 10.1016/j.vaccine.2011.08.042 12. Datoo MS, et al. Lancet . 2024 Feb 10;403(10426):533 – 544. doi: 10.1016/S0140 - 6736(23)02511 - 4

The Need and Desire for a COVID - Influenza Combination Vaccine is Strong 15 © 2025 NOVAVAX. All rights reserved. 1. Source: Sanofi Market Research 40% Co-administered 82% 54 - 69% COVID-19 and Flu Either • US Retail Market Claims data suggests 40% of people immunized against Influenza got COVID vaccination at the same time across the 18+ population • Market research suggests 82% of those who receive both influenza and COVID vaccines, and 54 - 69% of those who receive one, would adopt combo barring no material impact to reactogenicity and or efficacy • Health authorities are keen to improve both Influenza & COVID vaccination rates Flu & COVID - 19 Co - administered 1 Preference for a CIC Vaccine 1

Novavax Combination (CIC) and Stand-alone Flu Vaccines

Initial Cohort of a Phase 3 Trial Initiated in Dec 2024

OBJECTIVES

- **Assess safety and reactogenicity** of COVID-19 Influenza combination vaccine (CIC) and tNIV compared to Fluzone HD and Nuvaxovid
- **Assess immunogenicity** of CIC and tNIV vaccines compared to Fluzone HD and Nuvaxovid
- Cohort was designed to provide descriptive data

DESIGN

- ~2,000 adults aged ≥ 65 years enrolled
- 1 dose of CIC, tNIV, Nuvaxovid or Fluzone HD rS
  - HA dose range: 60 µg/strain/dose (CIC and tNIV)
  - Spike (rS) dose: 35 µg (CIC)
  - Matrix-M dose: 75 µg/dose (CIC and tNIV)
  - Spike (rS) / Matrix dose: 5 µg / 50 µg (Nuvaxovid)

Participants were randomized to one of four arms:



CIC
Nuvaxovid
Fluzone HD
Novavax's Flu Vaccine (tNIV)
Immunogenicity comparisons
Immunogenicity comparisons

Study data to inform a future registrational Phase 3 program

Novavax intends to partner both vaccine candidates to advance further development

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© 2025 NOVAVAX. All rights reserved.

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Novavax Combination (CIC) and Stand - alone Flu Vaccines 17 © 2025 NOVAVAX. All rights reserved. Observations from Initial Cohort of CIC - 301 Study • Both stand - alone flu and CIC vaccine candidates induced robust immune responses to the vaccine strains (2.4 - 5.7 - fold over baseline). • Both vaccine candidates were well tolerated . Nearly all (>98%) solicited adverse events were mild or moderate in severity. Endpoints of neutralizing antibody responses and safety were not powered to formally assess noninferiority STUDY OBSERVATIONS

STRATEGIC PRIORITY 3 Advance our Technology Platform and Early - stage Pipeline 18 © 2025 NOVAVAX. All rights reserved.

In-House R&D Pipeline Diversification

3

Novavax

Therapeutic Area	Candidate	Preclinical	Phase 1	Phase 2	Phase 3	Authorized Use	Partner
Respiratory diseases COVID-19	Novavax COVID-19 Vaccine[1]	Matrix-M					sanofi
Respiratory diseases COVID-19 + seasonal influenza	COVID-influenza combination (CIC) vaccine[2]	Matrix-M					
Respiratory diseases Seasonal influenza	Influenza vaccine (older adults)	Matrix-M					
Respiratory diseases Respiratory syncytial virus (RSV)	RSV combinations (RSV, hMPV, other respiratory)	Matrix-M					
Respiratory diseases H5N1 avian pandemic influenza	Highly pathogenic H5N1 avian pandemic influenza vaccine	Matrix-M					
Viral infection Varicella-zoster virus (shingles)	Shingles vaccine	Matrix-M					
Bacterial disease Clostridioides difficile (C. diff) colitis	C. diff vaccine	Matrix-M					

1. Authorized in select geographies under trade names Novavax COVID-19 Vaccine, Adjuvanted; Covovax™; and Nuvaxovid®.
2. Initial cohort of a Phase 3 immunogenicity & safety clinical trial. Study data to inform a future Phase 3 program.

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Advancing Early-Stage and Preclinical Programs in High-Value Vaccine-Preventable Diseases

3

Program	Details	Market Opportunity
H5N1 Avian Flu	• Non-human primate studies have shown our vaccine candidate can **produce protective levels of immunity after a single dose in primed animals** • We stand ready to join pandemic preparedness efforts and are **currently pursuing funding and partnership opportunities**	**Remains a threat for pandemic potential**
RSV Combinations	• **No RSV combinations available**; opportunity to develop differentiated combination with broader coverage • Building on **our expertise and extensive history in this area**	**$1.5B+ U.S. market** with **~400K hospitalizations** annually for respiratory illness (excluding flu + COVID)[2]
Varicella-zoster virus (Shingles)	• Our technology has the potential to **improve on the current standard of care by enabling a more tolerable, less reactogenic, equally efficacious vaccine** • Significant market opportunity	More tolerable entrant could **substantially grow current ~$2B U.S.** market and ~**$4.5B global** market[3]
C. difficile	• Significant unmet need, with **no approved vaccine** • Our technology has the potential to facilitate the development of a multivalent adjuvanted vaccine with enhanced activity	**$5B-$6B U.S. healthcare costs** and **~500K hospitalizations** annually; multi-billion market opportunity[4]

1. *Source: USASpending.gov; CDC; Company Websites and Press Releases.*
2. *Source: Bhasin. J Hosp Med. 2024; Falsey. Open Forum ID. 2021; Philippot. Heliyon. 2024; Company Financial Reports.*
3. *Source: Company Financial Reports; GlobalData; Evaluate Pharma.*
4. *Source: Feuerstadt. JAMDA. 2022; Guh. N Engl J Med. 2020; Song; GlobalData; Evaluate Pharma.*

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Establishing a Lean Operating Model to Drive Shareholder Value © 2025 NOVAVAX. All rights reserved. 21

New Growth Strategy for Novavax Has Potential for Multiple Revenue Streams Areas of Potential Revenue Generation in 2025 and Beyond Not Included in 2025 Guidance 2025 Revenue Framework New Strategy Drives Revenue Growth via Partnering and Innovative R&D Core Spend Profile Focus on Lean and Efficient M odel Reduces C ost Structure 2025 R&D + SG&A Guidance Full Value Potential Revenue Cost Structure © 2025 NOVAVAX. All rights reserved. Long - term core spend profile of $250 million when adjusted to remove o CIC investment o Sanofi support Business plan 1 drives towards profitability 2 supported by a potential Sanofi CIC launch as early as 2027 A Revenues from existing Sanofi agreement (COVID, CIC & Matrix) plus new business development deals & partnerships to drive cash flow B Results in long term value creation by monetizing our innovative technology platform 1. Timing of the Sanofi CIC launch is a primary contributor to the timing of future Novavax profitability 2. Profitability defined as GAAP operating profit less SBC and depreciation C D 22

23 © 2025 NOVAVAX. All rights reserved. 2025 and Beyond Additional Sanofi - related milestones Additional partnerships Advancement of early - stage pipeline WHAT TO EXPECT KEY MILESTONES U.S. COVID - 19 BLA Approval (May 2025) Novavax CIC and Stand - alone flu data (June 2025) Sanofi royalty opportunities from fall 2025 COVID - 19 commercial performance Transition U.S. + EU markets to Sanofi (Q4 2025) Sanofi CIC Phase 3 trial initiation

Thank you 24 © 2025 NOVAVAX. All rights reserved.